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                                                                    EXHIBIT 10.4

                              EMPLOYMENT AGREEMENT

          EMPLOYMENT AGREEMENT, by and between Kiri Inc. a Delaware corporation (the "COMPANY"), FirstCom Corporation, a Texas corporation ("FIRSTCOM"), and Patricio E. Northland (the "EXECUTIVE"), dated as of the 1st day of November, 1999.

          WHEREAS, pursuant to the Agreement and Plan of Merger, dated as of November 1, 1999, among AT&T Corp., a New York corporation, the Company, Frantis, Inc. and FirstCom (the "MERGER AGREEMENT"), the parties thereto have agreed to enter into the business combination transaction described therein; and

          WHEREAS, the Executive has served as Chairman of the Board of Directors, Chief Executive Officer and President of FirstCom; and

          WHEREAS, the Company desires that, following the "Effective Time" (as defined in the Merger Agreement) the Executive serve as its Chief Executive Officer and President, and the Executive desires to so serve, in each case upon the terms and conditions set forth herein.

          NOW THEREFORE, in consideration of the mutual covenants herein contained, the Company and the Executive hereby agree as follows:

          1.   EMPLOYMENT PERIOD.

          (a) AGREEMENT TO EMPLOY. The Company hereby agrees to employ the Executive, and the Executive hereby agrees to be employed by the Company,



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pursuant to the terms and conditions set forth in this Agreement. The Executive represents that (i) he is entering into this Agreement voluntarily and that his employment hereunder and compliance with the terms and conditions hereof will not conflict with or result in the breach by him of any agreement to which he is a party or by which he may be bound, (ii) he has not, and in connection with his employment with the Company will not, violate any non-solicitation or other similar covenant or agreement by which he is or may be bound and (iii) in connection with his employment with the Company he will not use any confidential or proprietary information he may have obtained in connection with employment with any prior employer other than FirstCom.

          (b) TERM OF EMPLOYMENT. Unless the Executive's employment shall sooner terminate pursuant to Section 4, the Company shall employ the Executive for a term commencing on the Effective Time (the "COMMENCEMENT DATE") and ending on the fifth anniversary thereof (the "INITIAL TERM"). Effective upon the expiration of the Initial Term and of each Additional Term (as defined below) ending prior to the date that is nearest Executive's sixty-fifth birthday, the Executive's employment hereunder shall be deemed to be automatically extended, upon the same terms and conditions, for an additional period of one year (each, an "ADDITIONAL TERM"), in each such case, commencing upon the expiration of the Initial Term or the then current Additional Term, as the case may be, unless, at least 90 days prior to the expiration of the Initial Term or such Additional Term, either the Company or the Executive shall give written notice to the other of its intention not to extend the Employment Period (as defined below). The period during which the Executive is employed pursuant to this Agreement shall be referred to as the "EMPLOYMENT PERIOD".




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          2.   POSITION AND DUTIES.

          (a) During the Employment Period, the Executive shall be employed as Chief Executive Officer and President of the Company and shall have such duties and responsibilities as are customarily assigned to individuals serving in such positions and such other duties consistent with Executive's titles and positions as the Board of Directors of the Company (the "BOARD") specifies from time to time. The Executive, in carrying out his duties under this Agreement, shall report and be subject to the Board, and shall be responsible for the general and day-to-day management of the affairs of the Company, including, but not limited to, personnel matters, budgeting, investor relations, retention of professionals and strategic planning. During the Employment Period, the Executive will be the most senior executive officer of the Company and all other executives and businesses of the Company will report to the Executive or his designee (except for the Company's General Counsel, who shall report to the Executive and the Board). During the Employment Period, the Company shall use its commercially reasonable efforts to cause the Executive to be nominated for election to the Board. During the Employment Period, and excluding any periods of vacation, holiday, personal leave and sick leave to which the Executive is entitled, the Executive shall devote the Executive's full business time, attention and ability to the business and affairs of the Company and shall use the Executive's reasonable best efforts to carry out the Executive's responsibilities faithfully and efficiently in a professional manner. It shall not be considered a violation of the foregoing for the Executive to (i) serve on corporate or civic boards reasonably approved by the Company or on charitable boards or committees, (ii)




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deliver lectures or fulfill speaking engagements and (iii) manage his or his family's personal investments, in each case so long as such activities do not substantially interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement, do not violate the Company's rules and policies (or present a material conflict of interest with the Company) and do not otherwise constitute a violation of Section 6 of this Agreement. The Executive shall comply with the rules and policies of the Company that are generally applicable to the Company's senior executives.

          (b) The Executive's primary office shall be located at in the metropolitan Miami, Florida area.

          3.   COMPENSATION.

          (a) BASE SALARY. During the Employment Period, the Executive shall receive an annual base salary of $510,000, payable pursuant to the Company's normal payroll practices, but no less frequently than monthly ("ANNUAL BASE SALARY"). Commencing in 2001, the Annual Base Salary then in effect shall be reviewed by the Compensation Committee of the Board (the "COMPENSATION COMMITTEE") by no later than April 15th of each year and may be increased (but not decreased) by such amount as the Compensation Committee in its sole discretion shall determine.

          (b) ANNUAL BONUS. The Company will establish an annual bonus plan for its executive officers that is intended to comply with the performance-based exemption provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "CODE"). Executive's target annual bonus will be 100% of his Annual Base Salary as in effect for such year. Executive's actual annual bonus may range from 0% to 200% of Annual Base Salary, and will be determined based on specified target performance goals with respect to which such target and maximum bonus, etc., will be determined as established by the Compensation Committee by




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no later than April 15th of each year in consultation with the Executive (such consultation to commence as early as practicable in such year). The annual bonus will be payable no later than 30 days following the Board's receipt of the Company's audited financial statements for the applicable fiscal year.

          (c)  RETENTION AND INCENTIVE AWARDS.

               (i) RETENTION AWARD. On each of the six-month, twelve-month, eighteen-month, twenty-four-month, thirty-month and thirty-six month anniversaries of the Commencement Date occurring during the Employment Period, the Executive will be paid $500,000 (collectively, the "RETENTION AWARD"), subject to the Executive's continuous employment with the Company through such date.

               (ii) STOCK OPTION GRANT. FirstCom has heretofore granted the Executive options to purchase 2,200,000 shares of FirstCom common stock, par value $0.001 per share (the "OPTIONS") pursuant to the stock option agreement in the form attached as Exhibit A hereto (the "STOCK OPTION AGREEMENT"). As provided in the Merger Agreement, the Options (together with any other unexercised options to purchase FirstCom shares of common stock previously granted to the Executive) will, upon consummation of the transactions contemplated in the Merger Agreement, be exchanged for equivalent options to purchase the Company's Class A common stock, par value $.01 (the "COMMON STOCK").




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               (iii) RESTRICTED STOCK PURCHASE. The Executive has heretofore purchased from FirstCom 800,000 shares of FirstCom common stock, par value $0.001 per share pursuant to a Restricted Stock Purchase Agreement in the form attached hereto as Exhibit B (the "RESTRICTED STOCK"), which provides for a right of the Company to repurchase such shares that lapses over time subject to the Executive's continued employment with FirstCom or any successor thereto (including the Company).

               (iv) ADDITIONAL TERMS. The Retention Award will be paid immediately, the Options and Additional Options will immediately vest in full and the right of repurchase with respect to the Restricted Stock will immediately lapse if, during the Employment Period (A) the Executive's employment terminates as a result of his death or Disability, the Company terminates the Executive's employment other than for Cause, or the Executive terminates employment for Good Reason (in each case as defined in Section 4) or (B) there occurs a Change of Control (as defined in the Stock Option Agreement).

               (v) CERTAIN REGISTRATION RIGHTS. The Executive will be entitled to the benefits of the Registration Rights Agreement attached as Exhibit C hereto (subject to the terms, conditions and limitations set forth therein).

          (d) BENEFIT PLANS AND PERQUISITES. The Executive shall be entitled to participate in all benefit, pension, savings, welfare, perquisite and other plans or arrangements that the Company may establish from time to time for its senior executive officers, subject to the terms and conditions of such plans or arrangements. Such plans or arrangements shall be no less favorable to the





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Executive than those provided to the Executive by FirstCom as of the date hereof. Without limiting the foregoing, the Executive shall be entitled to first-class air travel and appropriate security protection services in connection with business-related travel. The Company will establish a deferred compensation plan in which the Executive and other senior executives of the Company selected by the Board shall be eligible to participate, which shall permit the Executive to defer receipt of all or any portion of his Annual Base Salary or annual bonus and such deferred amounts will be notionally invested in Common Stock and/or such other notional investment alternatives as may be made available under such deferred compensation plan.

          (e) EXPENSES. During the Employment Period, the Executive shall be entitled to receive reimbursement for all reasonable business expenses incurred by the Executive in carrying out the Executive's duties under this Agreement in accordance with the policies of the Company, provided that the Executive complies with the policies, practices and procedures of the Company for submission of expense reports, receipts, or similar documentation of such expenses.

          (f) VACATION. During the Employment Period, the Executive shall be entitled to paid vacation of five (5) weeks per year.

          (g)  INDEMNIFICATION; D&O INSURANCE.

          (i) The Company agrees that if, during or after the Employment Period, the Executive is made a party, or is threatened to be made a party, to any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "PROCEEDING"), by reason of the fact that he is or was a





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     director, officer or employee of the Company or is or was serving at the request of the Company as a director, officer, member, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether or not the basis of such Proceeding is the Executive's alleged action in an official capacity while serving as a director, officer, member, employee or agent, the Executive shall be indemnified and held harmless by the Company to the fullest extent legally permitted or authorized by the Company's certificate of incorporation or bylaws or resolutions of the Company's Board of Directors or, if greater, by the laws of the State of New Delaware, against all cost, expense, liability and loss (including, without limitation, attorney's fees, judgments, fines, Employee Retirement Income Security Act of 1974, as amended, excise taxes or other liabilities or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Executive in connection therewith, and such indemnification shall continue as to the Executive even if he has ceased to be a director, member, employee or agent of the Company or other entity and shall inure to the benefit of the Executive's heirs, executors and administrators. The Company shall advance to the Executive all reasonable costs and expenses incurred by him in connection with a Proceeding within 20 calendar days after receipt by the Company of a written request for such advance. Such request shall include an undertaking by the Executive to repay the amount of such advance if it shall ultimately be determined that he is not entitled to be indemnified against such costs and expenses.

          (ii) Neither the failure of the Company (including its board of directors, independent legal counsel or stockholders) to have made a determination prior to the commencement of any proceeding concerning





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     payment of amounts claimed by the Executive under Section 3(g)(i) above that indemnification of the Executive is proper because he has met the applicable standard of conduct, nor a determination by the Company (including its board of directors, independent legal counsel or stockholders) that the Executive has not met such applicable standard of conduct, shall create a presumption that the Executive has not met the applicable standard of conduct.

          (iii) The Company agrees to continue and maintain a directors' and officers' liability insurance policy covering the Executive to the extent the Company provides such coverage for its other executive officers..

          4.   TERMINATION OF EMPLOYMENT.

          (a) DEATH OR DISABILITY. The Executive's employment shall terminate automatically upon the Executive's death or upon a determination by the Board to terminate the Executive's employment as a result of his Disability during the Employment Period. For purposes of this Agreement, "DISABILITY" shall mean a physical or mental disability that prevents or is reasonably expected to prevent the performance by the Executive of his duties hereunder for a continuous period of 90 days or longer or for 180 days or more in any 12-month period. The determination of Executive's Disability shall (i) be made by an independent physician who is reasonably acceptable to the Company and Executive (or his representative), (ii) be final and binding on the parties hereto and (iii) be made taking into account such competent medical evidence as shall be presented



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to such independent physician by Executive and/or the Company or by any physician or group of physicians or other competent medical experts employed by Executive and/or the Company to advise such independent physician.

          (b) BY THE COMPANY. The Company may terminate the Executive's employment during the Employment Period for Cause or without Cause. For purposes of this Agreement, "CAUSE" shall mean the Executive's (i) engaging in fraudulent or dishonest conduct (as determined by a finding, order, judgement or decree in any court or administrative agency of competent jurisdiction, in any action or proceeding, whether civil, criminal, administrative or investigative) that the Board reasonably determines has or would have a material adverse impact on the Company, its affiliates or their respective businesses; (ii) conviction of, or entering a plea of nolo contendere to, a felony criminal offense or comparable crime in any jurisdiction that uses a different nomenclature; (iii) willful refusal to perform his material employment-related duties or responsibilities or intentionally and knowingly engaging in any activity that is in material conflict with or is materially adverse to the business interests of the Company, its affiliates or their respective businesses; (iv) gross negligence in the performance of his material employment-related duties or responsibilities; or
(v) breach of any material provision of the employment agreement (in the case of (iii), (iv) and (v), that is not cured by the Executive within 30 days of receipt of prior written notice from the Company setting forth in reasonable detail the circumstances giving rise to such Cause). A termination for Cause shall include a determination by the Board no later than six months following the termination of the Employment Period that circumstances existed during the




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Employment Period that would have justified a termination by the Company for
Cause. A termination of the Executive by the Company shall not be a termination for Cause for purposes of this Agreement unless the determination to so terminate the Executive's employment is made by a resolution adopted by the Board (excluding the Executive) following a meeting convened upon no less than 10 days prior written notice to the Executive and at which the Executive and his legal counsel shall have had the reasonable opportunity to be heard by the Board.


          (c) BY THE EXECUTIVE. The Executive may terminate employment with or without Good Reason. For purposes of this Agreement, "GOOD REASON" means, without the Executive's written consent: (i) a material diminution of the Executive's duties or responsibilities or the assignment of responsibilities that are inconsistent with his position and responsibilities hereunder; (ii) a reduction in the Executive's base salary, annual bonus or long-term incentive compensation opportunity (it being understood that a reduction in the dollar amount of Executive's annual bonus from year to year solely as the result of achievement or failure to achieve the target performance objectives provided in the annual bonus plan shall not constitute a reduction in Executive's annual bonus opportunity) or the benefits to be made available pursuant to Section 3(d); (iii) requiring Executive's principal place of business to be located other than as provided in Section 2(b); (iv) a delivery by the Company of a notice of its election not to extend the Employment Period pursuant to Section 1(b); (v) failure of the Executive to be elected to the Board; or (vi) a material breach by of any other provision of the Agreement, in each case that is not cured by the Company within 30 days of receipt of prior written notice from the Executive setting forth in reasonable detail the circumstances giving rise to such Good Reason.




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          (d)  TERMINATION PROCEDURES. Any termination of the Executive's employment by the Company or by the Executive shall be communicated by Notice of Termination to the other party hereto given in accordance with this Agreement. For purposes of this Agreement, a "NOTICE OF TERMINATION" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date. For purposes of this Agreement, "DATE OF TERMINATION" means (i) if the Executive's employment is terminated by the Company or by the Executive (other than for death or Disability), 90 days following the date of receipt of the Notice of Termination and (ii) if the Executive's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Executive or, in the case of Disability, the date of the determination of the Executive's Disability, provided that the Company may pay the Executive (at the rate of his Annual Base Salary as then in effect) in lieu of part or all of such notice period.

          (e) EFFECT OF TERMINATION. Effective as of any Date of Termination, or, if earlier, as of any date specified by the Company at or following the delivery of a Notice of Termination, the Executive shall resign, in writing, from all Board memberships and other positions then held by him with the Company and its Affiliates.

          5.   OBLIGATIONS OF THE COMPANY UPON TERMINATION.

          (a) GENERAL. If, during the Employment Period, the Executive's employment terminates for any reason, the Executive (or his estate, beneficiary or legal representative) shall be entitled to receive (i) any earned or accrued





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but unpaid Annual Base Salary through the Date of Termination (including with respect to unused vacation time), (ii) in the case of any termination of employment other than for Cause, any earned but unpaid annual bonus with respect to any fiscal year of the Company ending prior to the Date of Termination and
(iii) all amounts payable and benefits accrued under any otherwise applicable plan, policy, program or practice of the Company (other than relating to severance) in which Executive was a participant during his employment with Company in accordance with the terms thereof (including, but not limited to, amounts deferred under the deferred compensation plan referred to in Section 4(d)).

          (b) OTHER THAN FOR CAUSE, DEATH OR DISABILITY; GOOD REASON. If, during the Employment Period, the Company terminates the Executive's employment, other than for Cause, death or Disability, or the Executive terminates employment for Good Reason, the Company shall, subject to Section 12, in addition to the amounts provided in paragraph (a) above, pay to the Executive (or his estate, beneficiary or legal representative):

          (i) in twenty-four (24) equal monthly installments commencing on the first day of the month following the Date of Termination, the product of
     (A) two and (B) the sum of the (i) Executive's Annual Base Salary (as then in effect) and (ii) the greater of the Executive's target bonus for the year in which the Date of Termination occurs (i.e., 100% of Annual Base Salary as then in effect) or the average of the Executive's actual annual bonus paid with respect to the two years preceding the year in the which Date of Termination occurs, such sum then divided by twenty-four (24); and





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          (ii) at the time annual bonuses for the fiscal year in which the Date of Termination occurs are paid, a pro rata annual bonus based upon actual performance under the annual bonus plan for such fiscal year (as determined by the Board or the Compensation Committee in its reasonable discretion), to the extent not otherwise paid.

In addition, the Executive and the Executive's eligible spouse, dependents and beneficiaries will continue to be eligible to participate in the Company's medical, dental, disability, life and other welfare insurance plans (subject to the Executive continuing to make any required contributions to such plans) for a period of twenty-four (24) months following the Date of Termination (or the Company shall provide equivalent benefits for such period); PROVIDED that such continued benefits shall cease upon the Executive becoming eligible for comparable benefits from a subsequent employer.

          6. COVENANT NOT TO COMPETE. The Executive acknowledges and agrees that the Company has a legitimate interest in being protected from the Executive's being employed in a position of management by an entity that competes with the Company. The Executive and the Company have considered carefully how best to protect the legitimate interests of the Company without unreasonably restricting the economic interests of the Executive, and hereby agree to the following restrictions, in addition to those contained in Section 7, as the most reasonable and equitable under the circumstances. During the Employment Period and for a period of twenty-four (24) months after the Executive's termination of employment with the Company for any reason, including expiration of the Employment Period (the "RESTRICTION PERIOD"), the Executive




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will not, directly or indirectly (whether as sole proprietor, partner or venturer, stockholder, director, officer, employee or consultant or in any other capacity as principal or agent or through any person, subsidiary or employee acting as nominee or agent):

          (a) Conduct or engage in or be interested in or associated with any person, firm, association, partnership, corporation or other entity that, within the "Territory" (as defined in the Regional Vehicle Agreement referred to in the Merger Agreement), directly competes with any service or product that the Company actually provides to its customers, or that the Company has taken substantial steps to commence providing that is a significant part of the Company's business or intended to be a significant part of the Company's business in the Company's business plan, in each case determined as of the Date of Termination (the "BUSINESS"), PROVIDED that the foregoing shall not apply if the Executive's interest or association with such competitor is unrelated to the Business; PROVIDED, FURTHER, that the foregoing the "Business" shall not be deemed to include cable television services or programming, broadcast television, internet access or content or consumer wireless communications or services unless such products or services are a significant part of the Company's business or intended to be a significant part of the Company's business in the Company's business plan, in each case determined as of the Date of Termination.

          (b) Take any action, directly or indirectly, to finance, guarantee or provide any other material assistance to any person, firm association, partnership, corporation or other entity which conducts or engages in the Business in the Territory with respect to any activity that competes with the Business;

          (c) Influence or attempt to influence any person, firm, association, partnership, corporation or other entity who is a contracting party with the Company at any time during the Restriction Period to terminate any written




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agreement with the Company except to the extent the Executive is acting on behalf of the Company in good faith; or

          (d) Hire or attempt to hire for employment any person who is employed by the Company at the time of hiring or attempted hiring or whose active employment with the Company ceased less than six months prior to such time, or attempt to influence any such person to terminate employment with the Company, except to the extent the Executive is acting on behalf of the Company in good faith; provided, however, that nothing herein shall prohibit the Executive from general advertising for personnel not specifically targeting any employee or other personnel of the Company.

          The restrictive provisions of this Agreement shall not prohibit the Executive from having as an investment an equity interest in the securities of any corporation engaged in the Business, which securities are listed on a recognized securities exchange or traded in the over-the-counter market to the extent that such interest does not exceed 2% of the value or voting power of such corporation and does not constitute control of such corporation. For purposes of this Section 6 and Sections 7, 8, 9 and 10 of this Agreement, the term "Company" shall include the Company and each of its affiliates (including FirstCom).

          7. CONFIDENTIAL INFORMATION. The Executive acknowledges and agrees that all material information that is not publicly available or generally known in the industry concerning the Company's business including, without limitation, information relating to its products, customer lists, pricing, trade secrets, patents, business methods, and cost data, business plans and strategies (collectively, the "CONFIDENTIAL INFORMATION") is and shall remain the property of the Company. The Executive recognizes and agrees that all of the material






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Confidential Information, whether developed by the Executive or made available to the Executive, other than information that is not material to the Company or generally known to the public or generally known in the industry, is a unique asset of the business of the company, the disclosure of which would be damaging to the Company. Accordingly, the Executive agrees to hold such material Confidential Information in a fiduciary capacity for the benefit of the Company. The Executive agrees that he will not at any time during or within 10 years after the Executive's employment with the Company for any reason, directly or indirectly, disclose to any Person any material Confidential Information the disclosure of which could harm the Company, other than information that is already known to the public or generally know in the industry, except as may be required in the ordinary course of business of the Company or as may be required by law. Promptly upon the termination of this Agreement for any reason, the Executive agrees to return to the Company any and all documents, memoranda, drawings, notes and other papers and items (including all copies thereof, whether electronic or otherwise) embodying any Confidential Information of the Company which are in the possession or control of the Executive. Information concerning the Company's business that becomes public as a result of the Executive's breach of this Section 7 shall be treated as Confidential Information this Section 7. The Executive shall not be deemed to have breached this Section 7 unless the disclosure of such Confidential Information actually causes harm to the Company or any of its affiliates.

          8. BREACH OF CERTAIN PROVISIONS. The Executive acknowledges that a violation on the Executive's part of any of the covenants contained in Sections 6 or 7 of this Agreement would cause immeasurable and irreparable damage to the Company. The Executive represents that his economic means and circumstances are






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such that the provisions of this Agreement, including the non-competition, non-solicitation of employees, confidentiality and Company property provisions, will not prevent him from providing for himself and his family on a basis satisfactory to him and them. Accordingly, the Executive agrees that the Company shall be entitled to injunctive relief in any court of competent jurisdiction for any actual or threatened violation of any such covenant in addition to any other remedies it may have. The Executive agrees that in the event that any arbitrator or court of competent jurisdiction shall finally hold that any provision of Sections 6 or 7 hereof is void or constitutes an unreasonable restriction against the Executive, the provisions of such Section shall not be rendered void but shall apply to such extent as such arbitrator or court may determine constitutes a reasonable restriction under the circumstances. Any breach by the Executive of the provisions of Sections 6 or 7 of this Agreement shall relieve the Company of all obligations to any further payments to the Executive pursuant to this Agreement (including under all Company equity award grants pursuant to Section 3) or otherwise under any incentive or equity awards made by the Company and, in the case of a breach of Section 6 of this Agreement, shall entitle the Company to repayment from the Executive, upon demand, of all amounts previously paid to the Executive following or in the six months preceding such breach with respect to previously granted equity awards (i.e., in the case of any stock options, the net gain realized by the Executive with respect thereto during such period). These remedies are in addition to any other remedies the Company may have with respect to any such breach. This Section 8 shall apply only to equity award grants made by the Company to the Executive





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upon and following the Commencement Date, to the Options and the Restricted
Stock, and not to any other prior awards granted by FirstCom.


          9. PROPERTY OF THE COMPANY. The Executive acknowledges that from time to time in the course of providing services pursuant to this Employment Agreement, he shall have the opportunity to inspect and use certain property, both tangible and intangible, of the Company, including Confidential Information. The Executive hereby agrees that such property shall remain the exclusive property of the Company and shall be returned to the Company upon the Executive's termination of employment.

          10. INTANGIBLE ASSETS. The Executive shall not at any time have or claim any right, title or interest in any trade name, trademark, copyright, or other similar rights belonging to or used by the Company and shall not have or claim any rights, title or interest in any material or matter of any sort prepared for or used in connection with the business of the Company or promotion of the Company, whether produced, prepared or published in whole or in part by the Executive.

          11. LITIGATION; COOPERATION. If this Agreement is terminated by the Company other than for Cause or by the Executive for Good Reason, in consideration of the payments to be made to the Executive by the Company pursuant to Section 5(b) of this Agreement, the Executive agrees, during the period that the Company is actually making such payments to the Executive and providing benefits to the extent required pursuant to Section 5(b), to provide to the Company and its affiliates truthful and complete cooperation including, but not limited to, the Executive's appearance at interviews and depositions at reasonable times (taking into account the Executive's then employment and place







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of residence) in all regulatory and litigation matters relating to the Company and the Executive's employment by the Company, whether or not such matters have been commenced at the time of such termination, and to provide to counsel to the Company and its affiliates, upon request, all documents in the Executive's possession or under his control relating to such regulatory and litigation matters, all at no additional compensation to the Executive; provided, however, that the Company will reimburse the Executive for (A) all reasonable expenses, including travel, lodging, meals and attorneys' fees and (B) any salary forfeited by the Executive or vacation time consumed by him during time spent by the Executive, in connection with the foregoing.

          12. RELEASE. In consideration of the payments to be made to the Executive pursuant to Section 5(b) of this Agreement and as a condition to the payment thereof, the Executive acknowledges that all such payments, if made in accordance with the terms of this Agreement, shall constitute complete satisfaction of all obligations owed by the Company to the Executive hereunder and shall further constitute the Executive's sole remedy against the Company regarding the Executive's employment hereunder. The parties hereby agree that if this Section 12 becomes applicable they will execute a mutually acceptable general release to reflect the provisions of this Section.

          13.  CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY.

          (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment award, benefit or distribution by the Company to or for the benefit of the Executive (whether pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 13) (a "PAYMENT") would be subject to the excise tax imposed by Section 4999 of the Code or any corresponding provisions of state or local tax laws, or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax together with any such interest and penalties, are hereinafter collectively referred to as (the "EXCISE TAX")), then the Executive shall be entitled to receive an additional payment (a "GROSS-UP PAYMENT") in an amount such that after payment by the Executive of all taxes (including, but not limited to, any income taxes, Excise Taxes and any interest or penalties imposed with respect to any such taxes) imposed upon the Gross-Up, Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments. Notwithstanding the foregoing provisions of this
Section 13(a), if it shall be determined that the Executive is entitled to a Gross-Up Payment, but that the portion of the Payments that would be treated as "parachute payments" under Section 280G of the Code does not exceed 110% of the greatest amount (the "SAFE HARBOR AMOUNT") that could be paid to the Executive such that the receipt of Payments would not give rise to any Excise Tax, then no Gross-Up Payment shall be made to the Executive and the amounts payable shall be reduced so that the Payments, in the aggregate, are reduced to the Safe Harbor Amount.

          (b) Subject to the provisions of Section 13(c), all determinations required to be made under this Section 13, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by the Company in good faith in consultation with the Executive and his advisors, which shall provide detailed supporting calculations to the Executive within fifteen (15) business days of the receipt of notice from the Executive that there has been a Payment (or, if later, within fifteen (15) days of the date it is determined by the Company that the Payment is subject to the Excise Tax). Any Gross-Up

Payment, as determined pursuant to this Section 13, shall be paid by the Company to the Executive within five days of the receipt of the Company's determination. As a result of the uncertainty in the application of Section 4999 of the Code, it is possible that Gross-Up Payments which will not have been made by the Company should have been made ("UNDERPAYMENT"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 13(c) and the Executive thereafter is required to make a payment of any Excise Tax, any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive. If it is established pursuant to a final determination of a court or an Internal Revenue Service proceeding or the opinion of independent counsel agreed upon by the parties that the Excise Tax is less than the amount taken into account under Section 13(a) of this Agreement, the Executive shall repay to the Company within thirty (30) days of the Executive's receipt of notice of such final determination or opinion the portion of the Gross-Up Payment attributable to such reduction (plus the portion of the Gross-Up Payment attributable to the Excise Tax and federal, state and local income tax imposed on the Gross-Up Payment being repaid by the Executive if such repayment results in a reduction in Excise Tax or a federal, state and local income tax deduction) plus any interest received by the Executive on the amount of such repayment.

          (c) The Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than ten business days after the Executive is informed in writing of such claim and shall appraise the Company of the nature of such claim and the date on which such claim is requested to be paid. The Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which the Executive gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies the Executive in writing prior to the expiration of such period that it desires to contest such claim, the Executive shall:

          (i) give the Company any information reasonably requested by the Company relating to such claim,

          (ii) take such action in connection with contesting such Claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company.

          (iii) cooperate with the Company in good faith in order effectively to contest such claim, and

          (iv) permit the Company to participate in any proceedings relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 13(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided, however, that if the Company directs the Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to the Executive, on an interest-free basis and shall indemnify and hold the Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and further provided that any extension of the statute of limitations relating to payment of taxes for the taxable year of the Executive with respect to which such contested amounts claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

          (d) If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 13(c), the Executive becomes entitled to receive any refund with respect to such claim, the Executive shall (subject to the Company's complying with the requirements of Section 13(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Executive of an amount advanced by the Company pursuant to Section 13(c), a determination is made that the Executive shall not be entitled to any refund with respect to such claim and the Company does not notify the Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

          14. ARBITRATION. Any dispute, controversy, or question arising under, out of, or relating to this Agreement (or the breach thereof) or, Executive's employment with the Company or termination thereof (including, but not limited to, claims of discrimination), shall be referred for arbitration to be held in Miami, Florida (or such other place as the parties and the arbitrator shall agree) to a neutral arbitrator selected by the Executive and the Company and this shall be the exclusive and sole means for resolving such dispute (other than for injunctive relief under Section 8 of this Agreement). The arbitration shall be conducted in accordance with the Employment Arbitration Rules (the "Rules") of the American Arbitration Association (the "AAA") in effect at the time of the arbitration, except that the arbitrator shall be selected by alternatively striking from a list of five arbitrators supplied by the AAA, and the decision of the arbitrator shall be governed by the rule of law. Such right to submit a dispute arising hereunder to arbitration and the decision of the neutral arbitrator shall be final, conclusive and binding on all parties and interested persons and no action at law or in equity shall be instituted or, if instituted, further prosecuted by either party other than to enforce the award of the neutral arbitrator. The arbitrator shall take submissions and hear testimony, if necessary, and shall render a written decision as promptly as possible. The arbitrator may require discovery for good cause shown. Each party shall bear its own costs and expenses incurred in connection with any such arbitration; PROVIDED the Company will initially pay for the fees, time, charges and expenses of the arbitrator and the AAA; PROVIDED, FURTHER, that the arbitrator shall be entitled to award to the prevailing party reimbursement of its reasonable legal costs and expenses (including with respect to the arbitrator and the AAA).

          15.  SUCCESSORS

          (a) This Agreement is personal to the Executive and, without the prior written consent of the Company, shall not be assignable by the Executive except by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

          (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns, provided that the Company may not assign this Agreement except in connection with the assignment or disposition of all or substantially all of the assets or stock of the Company. In the event of such assignment, a failure by the successor to specifically assume, in a writing reasonably acceptable in form and content to the Executive, and delivered to the Executive, the obligations and liabilities of the Company hereunder shall be deemed a material breach of this Agreement.

          (c) The Company shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would have been required to perform it if no such succession had taken place, consistent with the provisions of Section 15(a). Except as specifically provided in this Agreement, "Company" shall mean both the Company as defined above and any such successor that assumes and agrees to perform this Agreement, by operation of law or otherwise.

          16.  MISCELLANEOUS.

          (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW RULES.

          (b) All notices and other communications under this Agreement shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

          IF TO THE EXECUTIVE.

          8510 Southwest 53rd Avenue
          Miami, Florida 33143

          with a copy to:

          Barry A. Brooks, Esq.
          Paul, Hastings, Janofsky & Walker LLP
          399 Park Avenue, 31st Floor
          New York, NY 10022

          IF TO THE COMPANY

          to its General Counsel

          with a copy to:

          AT&T Corp.
          295 North Maple Avenue
          Basking Ridge, NJ 07920
          Attention: Executive Vice-President, Human Resources

or to such other address as either party furnishes to the other in writing in accordance with this paragraph (b) of Section 16. Notices and communications shall be effective when actually received by the addressee.

          (c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. If any provision of this Agreement shall be held invalid or unenforceable in part, the remaining portion of such provision, together with all other provisions of this Agreement, shall remain valid and enforceable and continue in full force and effect to the fullest extent consistent with law.

          (d) Notwithstanding any other provision of this Agreement, the Company may withhold from amounts payable under this Agreement, and shall pay over to the appropriate authorities in a manner consistent with all applicable requirements, all federal, state, local and foreign taxes that are required to be withheld by applicable laws or regulations.

          (e) The Executive's or the Company's failure to insist upon strict compliance with any provision of, or to assert any right under, this Agreement shall not be deemed to be a waiver of such provision or right or of any other provision of or right under this Agreement. This Agreement may not be amended or modified except by a written agreement executed by the parties hereto or their respective successors and legal representatives.

          (f) Except as provided herein, the Executive and the Company acknowledge that this Agreement constitutes the entire agreement between the parties and supersedes any prior between the Executive and the Company concerning the subject matter hereof, including, but not limited to, employment agreement between the Executive and FirstCom (the "PRIOR AGREEMENT"). The Executive agrees that the Prior Agreement shall terminate as of the Commencement Date, and the Executive explicitly waives any rights to payments or benefits under the Prior Agreement, other than any earned or accrued base salary, bonus or other amounts payable or benefits owed and unpaid prior to the Commencement Date. The Executive shall not be entitled to participate in any severance plans or programs of the Company during the Employment period.

          (g) This Agreement shall be of no force and effect if the Merger (as defined in the Merger Agreement) does not become effective and shall automatically expire if the Merger Agreement is terminated.

          (h) This Agreement may be executed in several counterparts, each of which be deemed an original, and said counterparts shall constitute but one and the same instrument.

          (i) The Company and FirstCom will be jointly and severally liable for all obligations and agreements of each of them hereunder.

               [The remainder of this page is intentionally blank]

                 IN WITNESS HEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization of its Board of Directors, the Company has caused this Agreement to be executed in its name on its behalf, all as of the day and year first above written.

                                               Kiri Inc.

                                               By:   Hal Burlingame
                                                     --------------------------
                                               Title: Senior Executive Vice
                                                      President
                                                      --------------------------

                                               FirstCom Corporation

                                               By:   Douglas G. Geib
                                                     --------------------------
                                               Title: CFO
                                                      -------------------------

                                               Executive

                                               /s/ Patricio Northland
                                               --------------------------------

                                                                       EXHIBIT A


                             STOCK OPTION AGREEMENT

      THIS STOCK OPTION AGREEMENT (the "Agreement") is dated as of the 31st day of October, 1999 (the "Grant Date") by and between FIRSTCOM CORPORATION (the "Grantor" or the "Company") and PATRICIO E. NORTHLAND (the "Optionee").


                              W I T N E S S E T H:

        WHEREAS, pursuant to the Agreement and Plan of Merger, dated as of November 1, 1999, among AT& T Corp., a New York corporation, Kiri Inc., a Delaware corporation, Frantis, Inc., a Delaware corporation, and the Company (the "Merger Agreement"), the parties thereto have agreed to enter into the business combination transaction described therein; and

        WHEREAS, the Optionee has served as Chairman of the Board of Directors, Chief Executive Officer and President of the Company pursuant to the Executive Employment and Severance Agreement, dated as of October 7, 1997, between the Company and the Executive (the "Employment Agreement"); and

        WHEREAS, the parties to the Merger Agreement desire that, following the "Effective Time" (as defined in the Merger Agreement) the Optionee serve as the Chief Executive Officer and President of Kiri, Inc., and the Optionee desires to so serve, in each case upon the terms and conditions set forth in the Employment Agreement, dated as of the date hereof, among the Company, Kiri, Inc, and the Optionee (the "Successor Employment Agreement"); and

      WHEREAS, in consideration of prior services and services to be rendered by the Optionee to the Grantor, whether or not the transactions contemplated by the Merger Agreement are consummated, the Grantor desires to grant the Optionee an option to purchase TWO MILLION TWO HUNDRED THOUSAND (2,200,000) shares of Common Stock par value $.001 per share ("Common Stock"), of the Grantor, upon the terms and subject to the conditions hereinafter set forth.

      NOW, THEREFORE, the Grantor hereby agrees, for the benefit of the Optionee, as follows:

SECTION 1. Grant Of Option. Subject to the provisions of this Agreement, the Grantor hereby grants to the Optionee a non-qualified stock option (the "Option") (subject to Section 8 hereof) to purchase from the Grantor TWO MILLION TWO HUNDRED

THOUSAND (2,200,000) shares of Common Stock (after the exercise of the option and the acquisition of the shares, the "Option Shares"), at the price of $10.70 per whole share (the "Option Price"). This Option is being granted pursuant to the FirstCom Corporation 1999 Stock Option and Restricted Stock Purchase Plan (the "Plan"). Capitalized terms used herein have the meaning given in the Plan.

SECTION 2. Exercise Of Option. The Option shall be exercisable commencing as follows and, unless sooner terminated, shall remain exercisable until the tenth anniversary hereof (the "Expiration Date"): one-ninth (1/9) on March 1, 2001, three-ninths (3/9) on each of the second and third anniversaries thereof, and one-ninth (1/9) on each of the fourth and fifth anniversaries thereof. The Option may be exercised by the Optionee's delivering to the Grantor a written notice specifying the number of the Option Shares that the Optionee wishes to purchase pursuant to the Option and tendering the Option Price multiplied by the number of such Option Shares. The Option Price of any Option Shares purchased shall be paid in cash, by certified or official bank check or by money order, or by the Optionee's delivering shares of Common Stock that the Optionee has held for not less than six months and having a Fair Market Value at the time of exercise equal to such amount. The Optionee shall be deemed to be a holder of the Option Shares immediately upon, and to the extent of, the exercise of this Option as set forth above.

SECTION 3. Number Of Shares Exercisable. Each exercise of an Option hereunder shall reduce the total number of Option Shares that may thereafter be purchased under this Option.

SECTION 4. Share Certificates. Upon each exercise of the right to purchase Option Shares pursuant to this Option, the Grantor shall cause one or more stock certificates evidencing the Optionee's ownership of the Option Shares to be issued to the Optionee, which certificates shall bear such legend or legends as the Committee may be determine necessary or appropriate.

SECTION 5. Anti-Dilution Provisions.

            (a) Adjustment For Recapitalization. If the Grantor shall at any time subdivide its outstanding shares of Common Stock by recapitalization, reclassification or split-up thereof, or if the Grantor shall declare a stock dividend or distribute shares of Common Stock to its stockholders, the number of Option Shares then subject to this Option immediately prior to such subdivision shall be proportionately increased and the exercise price shall be proportionately decreased, and if the Grantor shall at any time combine the outstanding shares of Common Stock by recapitalization, reclassification or combination thereof, the number of option shares then subject to this Option immediately prior to such combination shall be proportionately decreased and the exercise price shall be proportionately increased. Any such adjustments pursuant to this Section 4(a) shall be effective at the close of business on the effective date of such subdivision or combination or if any adjustment is the result of a stock dividend or distribution then the effective date for such adjustment based thereon shall be the record date therefor.

            (b) Adjustment For Reorganization, Consolidation, Merger, Etc. In case of any reorganization of the Grantor or in case the Grantor shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, and in each such case, the Optionee upon the exercise of this Option at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the Option Shares issuable upon the exercise of this option prior to such consummation, the securities or property to which the Optionee would have been entitled upon such consummation if the Optionee had exercised this Option immediately prior thereto; in each such case, the terms of this Option shall be applicable to the securities or property receivable upon the exercise of this Option after such consummation. For the avoidance of doubt, upon consummation of the transactions contemplated by the Merger Agreement, the Options will, subject to such adjustments as may be appropriate pursuant to paragraphs (a) and (b) of this Section, become Options to purchase common stock of Kiri Inc. and references to the "Company" herein will be deemed to refer to Kiri Inc.

            (c) No Adjustment For Stock Issuances. Except as otherwise expressly provided herein, the issuance by the Grantor of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with the direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Grantor convertible into such shares or other securities, shall not affect this Option, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of Option Shares then subject to this Option.

            (d) No Effect On Corporate Actions. Without limiting the generality of the foregoing, the existence of this Option shall not affect in any manner the right or power of the Grantor to approve or the Grantor to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Grantor's capital structure or its business; (ii) any merger or consolidation of the Grantor; (iii) any issuance by the Grantor of debt securities, or preferred or preference stock that would rank above the Option Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Grantor; (v) any sale, transfer or assignment of all or any part of the assets or business of the Grantor or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

SECTION 6. Immediate Exercise Of Option Upon Change In Control. Except as otherwise provided herein, each outstanding Option shall become immediately fully exercisable upon a Change in Control. For these purposes, "Change in Control" means the occurrence of any of the following events:


                  (a) the members of the Board at the beginning of any
              consecutive twenty-four calendar month period (the "Incumbent Directors") cease for any reason other than due to death to constitute at least a majority of the members of the Board, provided that any director whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such twenty-four calendar month period other than as a result of a proxy contest, or any agreement arising out of an actual or threatened proxy contest, shall be treated as an Incumbent Director; or

                  (b) any "person," including a "group" (as such terms are used in Sections 13(d) and 14(d)(2) of the Act), but excluding AT&T Corp., the Company or any of their respective subsidiaries or any employee benefit plan thereof, becomes the "beneficial owner" (as defined in Rule 13(d)-3 under the Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities, other than pursuant to a tender offer or exchange offer initiated by AT&T Corp., the Company or any of their respective subsidiaries; or

                  (c) the stockholders of the Company shall approve a definitive agreement for the merger or other business combination of the Company with or into, or the sale or other disposition of all or substantially all of the assets of the Company to, another corporation a majority of the directors of which were not directors of the Company immediately prior to the merger and in which the stockholders of the Company immediately prior to the effective date of such merger own a percentage of the voting power in such corporation that is less than one-half of the percentage of the voting power they owned in the Company immediately prior to such transaction, in each case other than pursuant to a tender offer or exchange offer initiated by AT&T Corp., the Company or any of their respective subsidiaries, and provided that such transaction shall have been consummated.

For the avoidance of doubt, the consummation of the transactions contemplated by the Merger Agreement shall not be a Change in Control.

SECTION 7. Termination Of Employment. In the event the Optionee's employment terminates as a result of his death or "Disability", or the Company terminates the Optionee's employment without "Cause," or the Executive terminates his employment for "Good Reason", the Options shall immediately and fully vest. For purposes of this Agreement, the terms "Disability,", "Cause" and "Good Reason" shall have the meanings given in the Employment Agreement prior to the consummation of the Merger (as defined in the Merger Agreement), and shall have the meanings given in the Successor Employment Agreement thereafter.

SECTION 8. Non-Transferability Of Option. Unless otherwise permitted by the Committee, this Option may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

SECTION 9. Termination Of Option. The Option shall terminate under the following circumstances:

            (a) The Option shall terminate on the Expiration Date;

            (b) The Option shall terminate three months after the Optionee's termination of employment or ceases to be a director of the Company

            (c) The Option shall terminate immediately if the Executive's employment terminates for "Cause"

            (d) If the Optionee dies or his employment is terminated by reason of his Disability before the Option terminates pursuant to Section 9(a), 9(b) or 9(c), above, the option shall terminate on the earlier of (i) the date on which the Option would have lapsed had the Optionee lived (or not become disabled) and had his employment status (i.e., whether the Optionee was an employed on the date of his death or disability or had previously terminated employment) remained unchanged; or (ii) 15 months after the date of the Optionee's death or Disability. Upon the Optionee's death, any exercisable Options may be exercised by the Optionee's legal representative or representatives, by the person or persons entitled to do so under the Optionee's last will and testament, or, if the Optionee shall fail to make testamentary disposition of the Option or shall die intestate, by the person or persons entitled to receive said Option under the applicable laws of descent and distribution.

SECTION 10. No Rights As Shareholder. The Optionee shall have no rights as a shareholder in respect to the Option Shares as to which the Option shall not have been exercised and payment made as herein provided.

SECTION 11. Issuance Of Shares. As a condition of any sale or issuance of Option Shares upon exercise of this Option, the Grantor may require such agreements or undertakings, if any, as the Grantor may deem necessary or advisable to assure compliance with any such applicable securities or other law or regulation including, but not limited to, the following:

            (a) a representation and warranty by the Optionee to the Grantor, at the time this Option is exercised, that he is acquiring the Option Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Option Shares; and

            (b) a representation, warranty and/or agreement to be bound by any legends that are, in the opinion of the Grantor, necessary or appropriate to comply with the provisions of any securities law deemed by the Grantor to be applicable to the issuance of the Option Shares and are endorsed upon the Option Share certificates.

SECTION 12. Miscellaneous Provisions.

            (a) Notices. Unless otherwise specifically provided herein, all notices to be given hereunder shall be in writing and sent to the parties by certified mail, return receipt requested, to each party's respective address as set forth in the books and records of the Grantor, or to such other address as such party shall give to the other party hereto by a notice given in accordance with this Section. Except as otherwise provided in this Agreement, notice shall be effective when deposited in the United States mails properly addressed and postage prepaid. If such notice is sent other than by the United States mails, such notice shall be effective when actually received by the party being notified.

            (b) Assignment. This Agreement may not be assigned in whole or in part by the Optionee except with the consent of the Committee.

            (c) Further Assurances. The Optionee shall execute and deliver such other instruments and do such other acts as may be necessary to effectuate the intent and purposes of this Agreement.

            (d) Captions. The captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit, extend or prescribe the scope of this Agreement or the intent any of the provisions hereof.

            (e) Completeness And Modification. This Agreement constitutes the entire understanding between the parties hereto and supersedes all prior and contemporaneous agreements or understandings among the parties hereto concerning the grant by the Grantor to the Optionee of stock options and shall not be terminated or amended except in writing executed by each of the parties hereto.

            (f) Waiver. The waiver of a breach of any term or condition of this Agreement shall not be deemed to constitute the waiver of any other breach or the same or any other term or condition.

            (g) Severability. The invalidity or unenforceability, in whole or in part, of any covenant, promise or undertaking, or any section, subsection, paragraph, sentence, clause, phrase or word or of any provisions of this Agreement shall not affect the validity or enforceability of the remaining portions thereof.

            (h) Construction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to any conflict of law rule or principle that would result in the application of the laws of another jurisdiction.

            (i) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the heirs, successors, estate and personal representatives of the Optionee and the Grantor.

      IN WITNESS WHEREOF, the Grantor has executed this Agreement for the benefit of the Optionee as of the date first above written.


                              GRANTOR:

                              FIRSTCOM CORPORATION

                              By: /s/ Douglas G. Geib II
                                  -------------------------------------
                              Name:  Douglas G. Geib II
                              Title:  Chief Financial Officer


                              OPTIONEE:

                              /s/ Patricio E. Northland
                              ----------------------------------
                              Patricio E. Northland

                                                                       EXHIBIT B


                       RESTRICTED STOCK PURCHASE AGREEMENT


             RESTRICTED STOCK PURCHASE AGREEMENT, dated as of October 31, 1999 between FirstCom Corporation, a Texas corporation (the "Company"), and Patricio
E. Northland (the "Purchaser").



                              W I T N E S S E T H:


             WHEREAS, the Company has determined that it is in the interests of the Company and its stockholders (i) to provide the Purchaser the opportunity to subscribe for and purchase 800,000 shares (the "Shares") of its common stock, par value $.001 per share (the "Common Stock") pursuant to this Restricted Stock Purchase Agreement; and

             WHEREAS, the Purchaser desires to subscribe for and purchase from the Company pursuant to the Plan such Shares at a purchase price per share of $10.70, which is the fair market value of such shares; and

             NOW, THEREFORE, to implement the foregoing and in consideration of the mutual promises, covenants and agreements contained herein, the parties hereto hereby agree as follows:

             1.  Purchase and Sale of Common Stock.

             (a) Purchase of Common Stock. Subject to all of the terms and conditions of this Agreement, the Purchaser hereby subscribes for purchases and the Company hereby sells to the Purchaser, the Shares, at a purchase price of $10.70 per Share (the "Price per Share"), for a total aggregate consideration of $8,560,000.

             (b) Consideration. The Company has agreed to lend the Purchaser the Purchase Price, on a full recourse basis, pursuant to the Promissory Note attached hereto as Annex A, and the Purchaser has agreed to grant to the Company a security interest in the Shares pursuant to the Security Agreement attached hereto as Annex B.

             (c) Delivery by the Company. As soon as practicable, the Company shall deliver to the Purchaser a stock certificate registered in such Purchaser's name and representing the Shares, which certificate shall bear the legends set forth in Section 2(b) hereof.

             (d) Delivery by the Purchaser. Contemporaneously herewith, the Purchaser is delivering to the Company the Promissory Note and Security Agreement referred to in Section 1(b) hereof.

             2.      Purchaser's Representations, Warranties and Covenants.

             (a) Investment Intention. The Purchaser represents and warrants that the Purchaser is acquiring the Shares solely for the Purchaser's own account for investment and not with a view to or for sale in connection with any distribution thereof. Except as contemplated by the Promissory Note and the Security Agreement, the Purchaser agrees that the Purchaser will not, directly or indirectly, offer, transfer, sell, pledge, hypothecate or otherwise dispose of any of the Shares (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of any Shares), except in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder, and in compliance with applicable state securities or "blue sky" laws and foreign securities laws, if any. The Purchaser further understands, acknowledges and agrees that none of the Shares may be transferred, sold, pledged, hypothecated or otherwise disposed of (i) unless the provisions hereof shall have been complied with or have expired, (ii) unless (A) such disposition is pursuant to an effective registration statement under the Securities Act, (B) the Purchaser shall have delivered to the Company an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company, to the effect that the Purchaser is not an "affiliate" of the Company within the meaning of Rule 405 promulgated under the Securities Act ("Rule 405") or, if the Purchaser is an affiliate within the meaning of Rule 405, to the effect that such disposition is exempt from the provisions of Section 5 of the Securities Act or (C) a no-action letter from the Commission, reasonably satisfactory to the Company, shall have been obtained with respect to such disposition and (iii) unless such disposition is pursuant to registration under any applicable state or foreign securities laws or an exemption therefrom.

             (b) Legends. The Purchaser acknowledges that the certificate or certificates representing the Shares shall bear the following legends:

             "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A RESTRICTED STOCK PURCHASE AGREEMENT, DATED AS OF OCTOBER 31, 1999 AND NEITHER THIS CERTIFICATE NOR THE SHARES

             REPRESENTED BY IT ARE ASSIGNABLE OR OTHERWISE TRANSFERABLE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH RESTRICTED STOCK PURCHASE AGREEMENT, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

             "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i) THE PROVISIONS OF THE RESTRICTED STOCK PURCHASE AGREEMENT SHALL HAVE BEEN COMPLIED WITH OR HAVE EXPIRED, (ii) UNLESS (A) SUCH DISPOSITION IS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (B) THE HOLDER HEREOF SHALL HAVE DELIVERED TO THE COMPANY AN OPINION OF COUNSEL, WHICH COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT THE HOLDER IS NOT AN AFFILIATE OF THE COMPANY OR, IF THE HOLDER IS AN AFFILIATE, TO THE EFFECT THAT SUCH DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF SUCH ACT OR (C) A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, SHALL HAVE BEEN OBTAINED WITH RESPECT TO SUCH DISPOSITION AND (iii) SUCH DISPOSITION IS PURSUANT TO REGISTRATION UNDER ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM. IF THE PURCHASER IS A CITIZEN OR RESIDENT OF ANY JURISDICTION OTHER THAN THE UNITED STATES, OR THE PURCHASER DESIRES TO EFFECT ANY TRANSFER IN ANY SUCH JURISDICTION, THEN, IN ADDITION TO THE FOREGOING, COUNSEL FOR THE PURCHASER (WHICH COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY) SHALL HAVE FURNISHED THE COMPANY WITH AN OPINION OR OTHER ADVICE REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH TRANSFER WILL COMPLY WITH THE SECURITIES LAWS OF SUCH JURISDICTION."

When and to the extent the Company's right of repurchase lapses as provided in
Section 4, the Purchaser may request the Company to deliver to the Purchaser a certificate or certificates that do not bear such legend (but bearing such other legend or legends as the Company (based upon the advice of counsel reasonably acceptable to the Purchaser) deems appropriate).

             (c) Securities Law Matters. The Purchaser acknowledges receipt of advice from the Company that the Shares may be held indefinitely and the Purchaser must continue to bear the economic risk of the investment in the Shares and that federal and state securities laws may limit the ability of the Purchaser to sell or otherwise dispose of the Shares and that a restrictive legend in the form heretofore set forth shall be placed on the certificates representing the Shares and that a notation shall be made in the appropriate records of the Company indicating that the Shares are subject to restrictions on transfer set forth in this Agreement and, if the Company should in the future engage the services of a stock transfer agent, appropriate stop-transfer restrictions will be issued to such transfer agent with respect to the Shares.

             (d) Compliance with Rule 144. If any of the Shares are to be disposed of in accordance with Rule 144 promulgated under the Securities Act ("Rule 144"), the Purchaser shall transmit to the Company an executed copy of Form 144 (if required by Rule 144) no later than the time such form is required to be transmitted to the Commission for filing and such other documentation as the Company may reasonably require to assure compliance with Rule 144 in connection with such disposition.

             (e) Ability to Bear Risk. The Purchaser represents and warrants that (i) the financial situation of the Purchaser is such that the Purchaser can afford to bear the economic risk of holding the Shares for an indefinite period and (ii) the Purchaser can afford to suffer the complete loss of the Purchaser's investment in the Shares.

             (f) Access to Information. The Purchaser represents and warrants that (i) the Purchaser has been granted the opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of the purchase of the Shares and to obtain any additional information that the Purchaser deems necessary to verify the accuracy of the information contained in such materials and (ii) the Purchaser is an officer of the Company.

             (g) Registration. The Purchaser acknowledges and agrees that, in the event that the Company files a registration statement under the Securities Act with respect to an underwritten public offering of any shares of its capital stock, the Purchaser will not effect any public sale or distribution of any shares of the Common Stock (other than as part of such underwritten public offering), including but not limited to, pursuant to Rule 144 or

Rule 144A under the Securities Act, during the 20 days prior to and the 180 days after the effective date of such registration statement (if and to the extent so reasonably requested by the underwriters and if the the underwriters similarly request such a holdback with respect to other executive officers). The Purchaser further understands and acknowledges that any sale, transfer or other disposition of the Shares by him will be subject to compliance with, and may be limited under, the federal securities laws and/or state "blue sky" securities laws.

             (h) Section 83(b) Election. The Purchaser agrees that, within 20 days after the date hereof, the Purchaser shall give notice to the Company in the event that the Purchaser has made or intends to make an election pursuant to section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to the Shares purchased hereby, and acknowledges that the Purchaser will be solely responsible for any and all tax liabilities payable by the Purchaser in connection with the Purchaser's receipt of the Shares or attributable to the Purchaser's making or failing to make such an election.

             3. Restrictions on Disposition of Shares. Neither the Purchaser nor any of the Purchaser's heirs or representatives shall sell, assign, transfer, pledge or otherwise directly or indirectly dispose of or encumber any of the Shares to or with any other person, firm, trust, association, corporation or entity (including, without limitation, transfers to any other holder of the Company's capital stock, dispositions by gift, by will, by a corporation as a distribution in liquidation or by operation of law other than a transfer of Shares upon the death of the Purchaser by operation of law to the estate of the Purchaser or by will to the beneficiary named therein provided that such estate or beneficiary, whichever is applicable, shall be bound by all of the provisions of this Agreement) except as provided herein. The restrictions contained in this
Section 3 shall terminate at the same time and with respect to the same number of the Shares as the Company's right of repurchase lapses.

             4. Option Effective on Certain Terminations of Employment.

             (a) Termination of Employment. If the Purchaser's employment with the Company is terminated for any reason whatsoever, the Company shall have an option to repurchase the Shares from the Purchaser (or, if the Purchaser's employment was terminated by the Purchaser's death, the Purchaser's estate), at the Per Share Purchase Price, and shall have 60 days from the date of the Purchaser's termination during which to effect such repurchase. The Company hereby undertakes to use reasonable efforts to act as promptly as practicable following such termination to make such election. The Company's right to repurchase all or any portion of the Shares shall lapse immediately upon the occurrence of a Change in Control or, if earlier, upon a termination of the Purchaser's employment with the Company as a result of the Purchaser's death or Disability or a termination of the Purchaser's employment by the Company without Cause or by the Purchaser for Good Reason and, in addition, shall, subject to the Purchaser's continuous employment with the Company, lapse as to the Applicable Percentage (as defined below).

             (b) Certain Definitions. As used in this Agreement the following terms shall have the following meanings:

           (i) "Applicable Percentage" shall mean (expressed as a percentage), one minus a fraction the denominator of which is nine and the numerator of which is: (I) nine if the termination occurs on or before March 1, 2001; (II) eight if the termination occurs after March 1, 2001 and on or before March 1, 2002; (III) five if the termination occurs after March 1, 2002 and on or before March 1, 2003; (IV) two if the termination occurs after March 1, 2003 and on or before March 1, 2004; (V) one if the termination occurs after March 1, 2004 and on or before March 1, 2005; and (VI) zero if the termination occurs on or after March 1, 2005.

           (ii) "Cause," "Disability," "Good Reason" shall have the meanings given (A) in the Executive Employment and Severance Agreement, dated as of October 7, 1997, between the Company and the Purchaser in the case of any termination of employment prior to the consummation of the Merger (as defined in the the Agreement and Plan of Merger, dated as of November 1, 1999, among AT&T Corp., a New York corporation, Kiri Inc., a Delaware corporation, Frantis, Inc., a Delaware corporation, and the Company (the "Merger Agreement") and (B) in the Employment Agreement to be entered into among the Company, Kiri, Inc. and the Purchaser as contemplated by the Merger Agreement in the case of any termination of employment following the consummation of the Merger.

           (iii) "Change in Control" means the occurrence of any of the following events:

                        (a) the members of the Board of Directors of the Company
                     at the beginning of any consecutive twenty-four calendar month period (the "Incumbent Directors") cease for any reason other than due to death to constitute at least a majority of the members of the Board, provided that any director whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such twenty-four calendar month period other than as a result of a proxy contest, or any agreement arising out of an actual or threatened proxy contest, shall be treated as an Incumbent Director; or

                        (b) any "person," including a "group" (as such terms are
                     used in Sections 13(d) and 14(d)(2) of the Act), but excluding Atlantis, the Company or any of their respective subsidiaries or any employee benefit plan thereof, becomes the "beneficial owner" (as defined in Rule 13(d)-3 under the Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities, other than pursuant to a tender offer or exchange offer initiated by Atlantis, the Company or any of their respective subsidiaries; or

                        (c) the stockholders of the Company shall approve a
                     definitive agreement for the merger or other business combination of the Company with or into, or the sale or other disposition of all or substantially all of the assets of the Company to, another corporation a majority of the directors of which were not directors of the Company immediately prior to the merger and in which the stockholders of the Company immediately prior to the effective date of such merger own a percentage of the voting power in such corporation that is less than one-half of the percentage of the voting power they owned in the Company immediately prior to such transaction, in each case other than pursuant to a tender offer or exchange offer initiated by Atlantis, the Company or any of their respective subsidiaries, and provided that such transaction shall have been consummated.

For the avoidance of doubt, the consummation of the transactions contemplated by the Merger Agreement shall not be a Change in Control.

                  (c) Application of the Purchase Price to Certain Loans. The Purchaser agrees that the Company shall be entitled to apply any amounts to be paid by the Company to repurchase Shares pursuant to Section 4 hereof to discharge any indebtedness of the Purchaser to the Company or any of its affiliates (including the Promissory Note).

                  5.       Miscellaneous.

                  (a) Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such mail delivery, to the

Company, or the Purchaser, as the case may be, at the following addresses or to such other address as the Company, or the Purchaser, as the case may be, shall specify by notice to the others:

                  If to the Purchaser:

                  8510 Southwest 53rd Avenue
                  Miami, Florida 33143

                  with a copy to:

                  Barry A. Brooks, Esq.
                  Paul, Hastings, Janofsky & Walker LLP
                  399 Park Avenue, 31st Floor
                  New York, NY 10022

                  If to the Company:

                  to its General Counsel


                  with a copy to:

                  AT&T Corp.
                  295 North Maple Avenue
                  Basking Ridge, NJ 07920
                  Attention: Executive Vice-President, Human Resources

All such notices and communications shall be deemed to have been received on the date of delivery if delivered personally or on the third business day after the mailing thereof.

                  (b) Binding Effect; Benefits. This Agreement shall be binding upon the parties to this Agreement and their respective successors and assigns and shall inure to the benefit of the parties to the Agreement, and their respective successors and assigns.

                  (c)  Waiver; Amendment.

                  (i) Waiver. Any party hereto or beneficiary hereof may by written notice to the other parties (A) extend the time for the performance of any of the obligations or other actions of the other parties under this Agreement, (B) waive compliance with any of the conditions or covenants of the other parties contained in this Agreement and (C) waive or modify performance of any of the obligations of the other parties under this Agreement. The waiver by any party hereto or beneficiary hereof of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by a party to exercise any right or privilege hereunder shall be deemed a waiver of such party's or beneficiary's rights or privileges hereunder or shall be deemed a waiver of such party's or beneficiary's rights to exercise the same at any subsequent time or times hereunder.

             (ii) Amendment. This Agreement may not be amended, modified or supplemented orally, but only by a written instrument executed by the Purchaser and the Company

                  (d) Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company or the Purchaser without the prior written consent of the other parties, except that, upon consummation of the Merger, the rights and obligations of the Company shall be assumed by Kiri, Inc., and references herein to the Company shall be deemed to refer to Kiri, Inc.

                  (e) Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE CORPORATE LAW OF THE STATE OF DELAWARE SPECIFICALLY AND MANDATORILY APPLIES.

                  (f) Section and Other Headings, etc. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

                  (g) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the Company and the Purchaser have executed this Agreement as of the date first above written.

                                          FIRSTCOM CORPORATION


                                          By:    /s/ Douglas G. Geib II
                                               ----------------------------
                                          Name:  Douglas G. Geib II
                                          Title: CFO


                                          THE PURCHASER:
                                           /s/ Patricio E. Northland
                                          ----------------------------
                                           Patricio E. Northland

                                                                       EXHIBIT C


                          REGISTRATION RIGHTS AGREEMENT


         REGISTRATION RIGHTS AGREEMENT, dated as of October 31, 1999, among FirstCom Corporation, a Texas corporation (the "Company"), Patricio E. Northland (the "Executive").

         WHEREAS, the Executive has purchased shares of the Company's common stock, par value $.001 per share, and has been granted options to purchase additional shares of such common stock; and

         WHEREAS, the Company and the Executive desire to set forth their mutual agreement with respect to certain matters relating to such shares of common stock of the Company,

         NOW, THEREFORE, in consideration of the foregoing premises, and the mutual agreements and covenants and provisions set forth herein and the mutual benefits to be derived herefrom, the parties hereto hereby agree as follows:

         1. Definitions. For purposes of this Agreement, the following terms have the following respective meanings:

         "Affiliate": With respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such first Person. As used in this definition of the term "Affiliate," "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person by reason of ownership of voting securities, by contract or otherwise.

         "Board": The Board of Directors of the Company.

         "Business Day": A day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required to close.

         "Common Stock": the common stock of the Company, par value $.001 per share, and any securities received in exchange therefor in the event of any dividend, merger, reorganization or recapitalization of the Company.

         "Covered Shares": All of the Common Stock acquired by the from the Company.

         "Exchange Act": The Securities Exchange Act of 1934, as amended, or any successor Federal statute, and the rules and regulations thereunder which shall be in effect at the time. Any reference to a particular section thereof shall include a reference to the corresponding section, if any, of any such successor Federal statute, and the rules and regulations thereunder.

         "NASD": National Association of Securities Dealers, Inc.

         "NASDAQ": The NASD Automated Quotation System.

         "Person": Any natural person, firm, partnership, association, corporation, company, trust, business trust, governmental entity or other entity and any successor (by merger or otherwise) of such entity.

         "Registration Expenses": All expenses incident to the Company's performance of its obligations under or compliance with Section 2, including, but not limited to, all registration and filing fees, all fees and expenses of complying with securities or blue sky laws, all fees and expenses associated with listing securities on exchanges or NASDAQ, all fees and other expenses associated with filings with the NASD (including, if required, the fees and expenses of any "qualified independent underwriter" and its counsel), all printing expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, and the expenses of any special audits made by such accountants required by or incidental to such performance and compliance, but not including any underwriting discounts or commissions or any transfer taxes payable in respect of the sale of Covered Shares.

         "Rule 144": Rule 144 (or any successor provision) under the Securities Act.

         "Securities Act": The Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations thereunder which shall be in effect at the time. Any reference to a particular section thereof shall include a reference to the corresponding section, if any, of any such successor Federal statute, and the rules and regulations thereunder.

         "Securities and Exchange Commission": The Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act or the Exchange Act.

         2. Piggy-Back Registration.

         2.1. Incidental Registration. If the Company at any time proposes to register any of its equity securities (as defined in the Exchange Act) under the Securities Act, whether or not for sale for its own account, and the registration form to be used may be used for the registration of the Covered Shares, it will each such time give prompt written notice to the Executive of its intention to do so and of such holders' rights under this Section and, upon the written request of the Executive given to the Company within 30 days after the Company has given any such notice (which notice shall specify the number of Covered Shares that the Executive desires to have included in such registration), the Company will use its best efforts to effect the registration under the Securities Act of all Covered Shares that the Company has been so requested to register, to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Covered Shares so to be registered, provided that:

             (a) if such registration shall be in connection with the initial public offering of the Common Stock, the Company shall not be required to include any Covered Shares in such proposed registration; and

             (b) in the case of any other registration, if the Board shall have determined, after consultation with the managing underwriters for such offering, that it is not in the best interests of the Company to include any such Covered Shares in such registration;

             (c) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to the Executive and, thereupon, shall not register any Covered Shares in connection with such registration (but shall nevertheless pay the Registration Expenses in connection therewith);

             (d) if the Company shall be advised in writing by the managing underwriters (or, in connection with an offering which is not underwritten, by an investment banker) (and the Company shall so advise the Executive) that in their or its opinion the number of securities requested to be included in such registration (whether by the Company, pursuant to this Section 2 or pursuant to any other rights granted by the Company to a holder or holders of its securities to request or demand such registration or inclusion of any such securities in any such registration) exceeds the number of such securities which can be sold in such offering, the Company shall include in such registration the number (if any) of Covered Shares so requested to be included which in the opinion of such underwriters or investment banker, as the case may be, can be sold; provided that (i) any securities being sold by the Company and any person having demand registration rights in connection with such registration shall have priority in being included in such registration and (ii) other securities included in the offering and being sold pursuant to "piggyback" registration rights will be reduced pro rata (in accordance with the number of securities covered) with the Covered Shares; and

             (e) if prior to the effective date of the registration statement filed in connection with such registration, the Company is informed by the managing underwriter (or, in connection with an offering which is not underwritten, by an investment banker) that the price at which such securities are to be sold is a price below that price which the Executive shall have indicated to be acceptable, the Company shall promptly notify the Executive of such fact, and the Executive shall have the right to withdraw his request to have his Covered Shares included in such registration statement.

         The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.1.

         2.2. Registration Procedures. In connection with a registration pursuant to Section 2.1, the Company will promptly:

             (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such securities, make all required filings with the NASD and use best efforts to cause such registration statement to become effective;

             (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith and such other documents as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement, but in no event for a period of more than six months after such registration statement becomes effective;

             (c) furnish to counsel (if any) selected by the Executive copies of all documents proposed to be filed with the Securities and Exchange Commission in connection with such registration, which documents will be subject to the review of such counsel;

             (d) furnish to the Executive, without charge, such number of conformed copies of such registration statement and of each such amendment and supplement thereto

       (in each case, including all exhibits and documents filed therewith (other than those filed on a confidential basis), except that the Company shall not be obligated to furnish the Executive with more than two copies of such exhibits and documents), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in order to facilitate the disposition of the securities owned by the Executive;

             (e) use its commercially reasonable best efforts (x) to register or qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Company shall determine appropriate, (y) to keep such registration or qualification in effect for so long as such registration statement remains in effect and (z) to do any and all other acts and things which may be necessary or advisable to enable the Executive to consummate the disposition in such jurisdictions of the securities owned by the Executive, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, subject itself to taxation in any jurisdiction wherein it is not so subject, or take any action which would subject it to general service of process in any jurisdiction wherein it is not so subject;

             (f) in connection with an underwritten public offering only, furnish to the Executive a signed counterpart, addressed to the Executive, of

                   (i) an opinion of counsel for the Company experienced in
             securities law matters, dated the effective date of the registration statement, and

                   (ii) a "comfort" letter signed by the independent public
             accountants who have issued an audit report on the Company's financial statements included in the registration statement, subject to the Executive having executed and delivered to the independent public accountants such certificates and documents as such accountants shall reasonably request and provided that such accountants shall be permitted by the standards applicable to certified public accountants to deliver a "comfort" letter to the Executive, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities;

             (g) (i) notify the Executive if such registration statement, at the time it or any amendment thereto became effective, (x) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading upon discovery by the Company of such material misstatement or omission or (y) upon discovery by the Company of the happening of any event as a result of which the Company believes there would be such a material misstatement or omission, and, as promptly as practicable, prepare and file with the Securities and Exchange Commission a post-effective amendment to such registration statement and use best efforts to cause such post-effective amendment to become effective such that such registration statement, as so amended, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) notify the Executive at any time when a prospectus relating thereto is required to be delivered under the Securities Act, if the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading upon discovery by the Company of such material misstatement or omission or upon discovery by the Company of the happening of any event as a result of which the Company believes there would be a material misstatement or omission, and, as promptly as is practicable, prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

             (h) otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement of the Company complying with the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act;

             (i) notify the Executive (i) when such registration statement, or any post-effective amendment to such registration statement, shall have become effective, or any amendment of or supplement to the prospectus used in connection therewith shall have been filed, (ii) of any request by the Securities and Exchange Commission to amend such registration statement or to amend or supplement such prospectus or for additional information, (iii) of the issuance by the Securities and Exchange Commission of any stop order suspending the effectiveness of such registration statement or of any order preventing or suspending the use of any preliminary prospectus, and (iv) of the suspension of the qualification of such securities for offering or sale in any jurisdiction, or of the institution of any proceedings for any of such purposes;

             (j) use its commercially reasonable best efforts (i) (A) to list such securities on any securities exchange on which the Common Stock is then listed or, if no Common Stock is then listed, on an exchange selected by the Company, if such listing is then permitted under the rules of such exchange or (B) if such listing is not practicable or the Board determines that quotation as a NASDAQ National Market System security is preferable, to secure designation of such securities as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 under the Exchange Act and (ii) to provide and cause to be maintained a transfer agent and registrar for the Covered Shares not later than the effective date of such registration statement; and

             (k) use every reasonable effort to obtain the lifting of any stop order that might be issued suspending the effectiveness of such registration statement or of any order preventing or suspending the use of any preliminary prospectus.

         The Company may require the Executive to furnish to the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing and as shall be required by law in connection therewith. The Executive agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such holder not materially misleading.

         By acquisition of the Covered Shares, the Executive shall be deemed to have agreed that upon receipt of any notice from the Company pursuant to Section 2.2(g), he will promptly discontinue his disposition of Covered Shares pursuant to the registration statement covering such Covered Shares until he shall have received, in the case of clause (i) of Section 2.2(g), notice from the Company that such registration statement has been amended, as contemplated by Section 2.2(g), and, in the case of clause (ii) of Section 2.2(g), copies of the supplemented or amended prospectus contemplated by Section 2.2(g). If so directed by the Company, the Executive will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, in such holder's possession of the prospectus covering such Covered Shares at the time of receipt of such notice. In the event that the Company shall give any such notice, the period mentioned in Section 2.2(b) shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when the Executive shall have received the copies of the supplemented or amended prospectus contemplated by Section 2.2(g).

         2.3. Underwritten Offerings. The provisions of this Section 2.3 do not establish additional registration rights but instead set forth procedures applicable, in addition to those set forth in Sections 2.1 through 2.2, to any registration which is an underwritten offering.

         (a) Underwriting Agreement. If requested by the underwriters for any underwritten offering, the Company shall enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company and to the underwriters and to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in agreements of this type, including, but not limited to, indemnities to the effect and to the extent provided in Section 2.5, provisions for the delivery of officers' certificates, opinions of counsel and accountants' "comfort" letters and hold-back arrangements. The Executive shall be party to such underwriting agreement and may, at his option, require that any or all of the representations and warranties by, and the agreements on the part of, the Company to and for the benefit of such underwriters be made to and for the benefit of him and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall also be conditions precedent to his obligations. The Executive shall not be required by the Company to make any representations or warranties to, or agreements with, the Company or the underwriters other than as set forth herein, representations, warranties or agreements regarding him and his intended method of distribution and any other representations required by applicable law.

         (b) Selection of Underwriters. The Company will have the right to select the managing underwriters to administer the offering, which managing underwriters shall be underwriters of nationally recognized standing.

         (c) Hold Back Agreements. If and whenever the Company proposes to register any of its equity securities under the Securities Act, whether or not for its own account the Executive agrees by acquisition of his Covered Shares not to effect (other than pursuant to such registration) any public sale or distribution, including, but not limited to, any sale pursuant to Rule 144, of any Covered Shares, any other equity securities of the Company or any securities convertible into or exchangeable or exercisable for any equity securities of the Company for a period not exceed 180 days after, and during the 20 days prior to, the effective date of such registration if so reasonably requested by the underwriters and if the underwriters similarly request such a holdback with respect to the Company's other executive officers.

         2.4. Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement registering Covered Shares under the Securities Act, the Company will give the Executive and his counsel and accountants access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have issued audit reports on its financial statements as shall be necessary, in the opinion of his counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

         2.5. Indemnification.

         (a) Indemnification by the Company. In the event of any registration of any Covered Shares under the Securities Act pursuant to Section 2.1, the Company will and hereby does indemnify and hold harmless the Executive, against any and all losses, claims, damages or liabilities, joint or several, to which he may become subject under the Securities Act or otherwise (including, without limitation, the reasonable fees and expenses of legal counsel incurred in connection with any claim for indemnity hereunder), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or related thereto, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state a fact required to be stated in any such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement or necessary to make the statements therein not misleading; and the Company will reimburse the Executive for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Executive expressly for use in the preparation thereof and provided, further, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the prospectus, if such untrue statement or alleged untrue statement or omission or alleged omission is completely corrected in an amendment or supplement to the prospectus and the Executive thereafter fails to deliver such prospectus as so amended or supplemented prior to or concurrently with the sale of the Covered Shares to the person asserting such loss, claim, damage, liability or expense after the Company had furnished the Executive with a sufficient number of copies of the same or if the Executive received notice from the Company of the existence of such untrue statement or alleged untrue statement or omission or alleged omission and the seller continued to dispose of Covered Shares prior to the time of the receipt of either (A) an amended or supplemented prospectus which completely corrected such untrue statement or omission or (B) a notice from the Company that the use of the existing prospectus may be resumed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Executive and shall survive the transfer of such Covered Shares by him.

         (b) Indemnification by the Executive. In the event of any registration of any Covered Shares under the Securities Act pursuant to Section 2.1, the Executive will indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall sign such registration statement, each other person who participates as an underwriter, broker or dealer in the offering or sale of such securities and each other person, if any, who controls the Company or any such participating person within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer, employee, participating person or controlling person may become subject under the Securities Act or otherwise (including, without limitation, the reasonable fees and expenses of legal counsel incurred in connection with any claim for indemnity hereunder), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a fact contained in, or any omission or alleged omission to state a fact with respect to him required to be stated in, any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or related thereto, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by him expressly for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; and the Executive will reimburse the Company and each such director, officer, employee, participating person and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the liability of the Executive will be limited to the net amount received by him(after deducting any underwriting discount and expenses) from the sale of Covered Shares pursuant to such registration statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer, participating person or controlling person and shall survive the transfer of such Covered Shares by the Executive.

         (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this Section 2.5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party hereunder, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided therein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 2.5. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate therein and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, provided that if such indemnified party and the indemnifying party reasonably determine, based upon advice of their respective independent counsel, that a conflict of interest may exist between the indemnified party and the indemnifying party with respect to such action and that it is advisable for such indemnified party to be represented by separate counsel, such indemnified party may retain other counsel, reasonably satisfactory to the indemnifying party, to represent such indemnified party, and the indemnifying party shall pay all reasonable fees and expenses of such counsel. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of such indemnified party, which consent shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

         (d) Other Remedies. If for any reason the foregoing indemnity under
Section 2.5(a) or (b) is unavailable, or is insufficient to hold harmless an indemnified party, other than by reason of the exceptions provided therein, then the indemnifying party and the indemnified party under Section 2.5(a) or (b) shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative fault of the indemnifying party on the one hand and the indemnified party on the other but also the relative benefits received by the indemnifying party and the indemnified party from the offering of securities (taking into account the portion of the proceeds of the offering realized by each such party) as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. No party shall be liable for contribution under this Section 2.5(d) except to the extent and under such circumstances as such party would have been liable to indemnify under this
Section 2.5 if such indemnification were enforceable under applicable law.

         (e) Indemnification Payments. The indemnification and contribution required by this Section 2.5 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred; provided that in the event it is ultimately determined that any amounts so paid were not subject to indemnification or contribution hereunder, the recipient thereof shall promptly return such amounts to payer thereof.

         2.6. Rule 144. If any Covered Shares are to be disposed of in accordance with Rule 144 by the Executive, he shall transmit to the Company an executed copy of Form 144 (if required by Rule 144) no later than the time such form is required to be transmitted to the Securities and Exchange Commission for filing and such other documentation as the Company may reasonably require to assure compliance with Rule 144 in connection with such disposition.

         2.7. Amendments and Waivers; Additional Parties. This Agreement may be amended, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only with the written consent to such amendment, action or omission to act, by the Executive. No amendment, modification or discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party or parties granting such waiver in any other respect or at any other time.

         2.8. Successors, Assigns and Transferees. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto. The Agreement may not be assigned without the express written consent of the other party, provided that this Agreement shall automatically be assumed by the issuer of any securities that are exchanged for the Covered Shares in connection with any dividend, merger, recapitalization, reorganization or other similar transaction affecting the Covered Shares.

         2.9. Notices. All notices, demands and other communications made in connection with this Agreement shall be in writing. Any notice or other communication in connection herewith shall be deemed duly given to any party (a) two Business Days after it is sent by express, registered or certified mail, return receipt requested, postage prepaid or (b) one Business Day after it is sent by overnight courier guaranteeing next day delivery, in each case, to the address of such party set forth below or to such other address as such party may have designated to the other in writing:

             If to the Executive:

             8510 Southwest 53rd Avenue
             Miami, Florida 33143

             with a copy to:

             Barry A. Brooks, Esq.
             Paul, Hastings, Janofsky & Walker LLP
             399 Park Avenue, 31st Floor
             New York, NY 10022

             If to the Company:

             to its General Counsel


              with a copy to:

             AT&T Corp.
             295 North Maple Avenue
             Basking Ridge, NJ 07920
             Attention: Executive Vice-President, Human Resources


Any party may give any notice or other communication in connection herewith using any other means (including, but not limited to, personal delivery, messenger service, facsimile, telex or ordinary mail), but no such notice or other communication shall be deemed to have been duly given unless and until it is actually received by the individual for whom it is intended.

         2.10. Term. This Agreement shall be effective as of the date hereof and shall continue in effect thereafter until the earliest of (a) its termination by the consent of the parties hereto or their respective successors in interest,
(b) the date on which no Covered Shares remain outstanding, (c) the dissolution, liquidation or winding up of the Company and (d) the tenth anniversary of the date hereof.

         2.11. Severability. If any provision of this Agreement is inoperative or unenforceable for any reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatsoever. The invalidity of any one or more phrases, sentences, clauses, Sections or subsections of this Agreement shall not affect the remaining portions of this Agreement.

         2.12. Headings. The headings contained in this Agreement are for purposes of convenience only and shall not affect the meaning or interpretation of this Agreement.

         2.13. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which together constitute one and the same instrument.

         2.14. Governing Law. This Agreement shall be governed in all respects, including, but not limited to, as to validity, interpretation and effect, by the internal laws of the State of New York.

         2.15. No Third Party Beneficiaries. Except as provided in Section 2.5, nothing in this Agreement shall confer any rights upon any person or entity other than the parties hereto, and, each such party's respective heirs, successors and permitted assigns.


               [The remainder of this page is intentionally blank]

             IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.

                                     FIRSTCOM CORPORATION


                                     By:  /s/ Douglas G. Geib II
                                        ---------------------------------------
                                          Name: Douglas G. Geib II
                                          Title: CFEO


                                     EXECUTIVE

                                      /s/ Patricio E. Northland
                                     ------------------------------------------
                                        Patricio E. Northland

                                                                         ANNEX A

                                 PROMISSORY NOTE


         FOR VALUE RECEIVED, the undersigned Patricio E. Northland ("Executive"), hereby promises to pay FirstCom Corporation, a Texas corporation ("Employer"), the principal amount of eight million five hundred sixty thousand dollars ($8,560,000), in lawful money of the United States of America and in immediately available funds on March 1, 2005 (the "Stated Maturity Date"), together with interest pursuant to Section 2 of this Note. The principal sum of $8,560,000 may be adjusted from time to time as provided below, as follows:

         1. Repayment of Principal. The entire unpaid principal balance of this Note shall be due and payable, together with all interest and other charges due hereunder, on the Stated Maturity Date, unless the Note becomes due and payable pursuant to Sections 5 through 7 of this Note.

         2. Interest. Interest shall accrue on the principal and accrued but unpaid interest at 5.93% per annum, semi-annual compounding, which is the "mid-term applicable federal rate" (within the meaning of section 1274 of the Internal Revenue Code of 1986, as amended). Interest shall not be currently payable hereunder, but shall be due, together with additional accrued interest thereon, on the stated Maturity Date or, if earlier, when the Note becomes payable pursuant to Sections 5 through 7 hereof.

         If any payment which is to be made hereunder is not paid when due, such payment shall bear interest, payable on demand, at a rate per annum equal to the rate set forth above plus one percent (1%), but not to exceed the maximum amount permitted by law.

         If the payment of principal or interest on this Note becomes payable on a Saturday, Sunday or a day on which Employer is to be closed, then such payment shall be extended to the next succeeding business day with no additional interest due.

         3. Use of Funds. Executive covenants and agrees that the funds advanced pursuant to this Note shall be used to finance Executive's purchase of shares of common stock, par value $.001 per share of Employer ("Stock") pursuant to that certain Restricted Stock Purchase Agreement, dated as of the date hereof, between Executive and Employer (the "Purchase").

         4. Voluntary Prepayments. Interest and principal on this Note may be prepaid in whole or in part at any time without premium or penalty, but with interest on the amount being prepaid through the date of prepayment, with written notice to Employer received one (1) business day prior to such prepayment specifying the amount of prepayment. Partial prepayments of principal shall be in whole multiples of $1,000.

         5. Mandatory Prepayment. In the event Employer terminates Executive's employment for "Cause", or Executive voluntarily terminates his employment other than for "Good Reason", this Note shall automatically become due and payable, and Executive shall be required to prepay the outstanding principal balance of this Note in full, together with any accrued but unpaid interest thereon, on the date that is no later than thirty (30) days after the occurrence of such termination of employment. For purposes of this Note, the terms "Cause" and "Good Reason" shall have the meanings given in the Executive Employment and Severance Agreement, dated as of October 7, 1997, between Executive and Employer, prior to the consummation of the Merger (as defined in the Agreement and Plan of Merger, dated as of November 1, 1999 among AT&T Corp., a New York corporation, Kiri Inc., a Delaware corporation, Frantis, Inc. and Employer (the "Merger Agreement")), and shall have the meanings given in the Employment Agreement to be entered into by the Employer, Kiri Inc. and the Executive pursuant to the Merger Agreement.

         6. Mandatory Prepayment in Connection with Sale of Stock. Executive hereby covenants and agrees that if Executive shall sell, transfer or otherwise dispose of any Stock (a "Stock Sale") to any person, then Executive shall be obligated to, within seven (7) days after Executive's receipt of the proceeds of such Stock Sale, prepay this Note by an amount equal to the proceeds of such Stock Sale (less any taxes that are or will be payable as a result of such Stock
Sale) multiplied by a fraction, the numerator of which shall be the number of shares of Stock sold, transferred or otherwise disposed of in such Stock Sale and the denominator of which shall be the total number of shares of Stock purchased by Executive pursuant to Section 3 of this Note, which amount shall be automatically due and payable under this Note on such date. Such prepayment(s) shall be without penalty, but with interest on the amount required to be prepaid through the date of prepayment. After any such mandatory prepayment the remaining unpaid balance of this Note shall continue to bear interest and be payable in accordance with this Note. Executive covenants and agrees to notify Employer immediately in writing if Executive sells, transfers or otherwise disposes of any shares of Stock.

         7. Defaults. If any of the following events shall occur: (1) Executive's failure to make the mandatory prepayment required under paragraphs 5 or 6 of this Note; or (2) any Event of Default under the Security Agreement; then, at the option of Employer, this Note and all other obligations of Executive shall become due and payable forthwith, upon declaration to that effect by Employer, with notice to Executive, anything contained herein or in any other document, instrument or agreement to the contrary notwithstanding. This Note shall become immediately and automatically due and payable, without presentment, demand, protest or notice of any kind, upon the commencement by or against Executive of a case or proceeding under any bankruptcy, insolvency or other law relating to the relief of debtors, the readjustment, composition or extension of indebtedness or reorganization or liquidation.

         8. Pledge of Security; Full Recourse. As security for the full and timely payment of this Note, Executive hereunder pledges and grants to Employer a security interest in the Stock (the "Pledged Stock") purchased by Executive as contemplated by Section 3 herein pursuant to the Security Agreement, dated as of the date hereof. In the event of any default in the payment of this Note, Employer shall have and may exercise any and all remedies available at law or in equity with respect to the Pledged Stock. Employer will work in good faith with the Executive to release shares of Stock that the Executive proposes to sell or otherwise dispose of in a Stock Sale in a manner that will facilitate such proposed sale or other disposition while protecting the legitimate interests of Employer.

         Notwithstanding the foregoing, Executive acknowledges that this Note is a full recourse note and that Executive is liable for full payment of this Note without regard to the value at any time or from time to time of the Pledged Stock.

         9. No Right to Continued Employment. Nothing in this Note shall be deemed to confer on Executive any right to continue in the employ of Employer or any of its subsidiaries, or to interfere with or limit in any way the right of Employer or any such subsidiary to terminate such employment at any time.

         10. Costs. The party prevailing in any dispute regarding Employer's collection of this Note, enforcement of the obligations of Executive hereunder or the administration, supervision, preservation or protection of Employer's rights in connection herewith shall be entitled to reimbursement on demand of all reasonable costs and expenses in connection therewith, including, but not limited to, reasonable attorneys' fees and expenses.

         11. GOVERNING LAW. THE PROVISIONS OF THIS NOTE SHALL BE CONSTRUED AND INTERPRETED AND ALL RIGHTS AND OBLIGATIONS HEREUNDER DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

         12. Advice of Counsel. Executive acknowledges that he has had the opportunity to obtain the advice of counsel of his own choosing in entering into this Note and the transactions contemplated hereby. Executive is fully aware of the contents of this Note and its legal effect and is entering into this Note without threat, coercion, fraud or duress of any kind. Executive is not relying on any representation, statement, warranty of any party regarding this Note or the transaction contemplated hereby.

         13. Counter-Claims, Set-Off. Executive waives the right to interpose any counterclaim or set-off of any kind in any litigation relating to this Note or the transaction contemplated hereby.

         14. Assignment. This Note shall be assignable in full or in part by Employer without the consent of Executive. No obligation or rights of Executive hereunder can be assigned or transferred without the prior written consent of Employer.

         15. No Waiver; Cumulative Remedies. No failure on the part of Employer to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as waiver thereof, nor shall any single or partial exercise by Employer of any right, remedy or power hereunder preclude any other or future exercises of any other right, remedy or power.

         Each and every right, remedy and power hereby granted to Employer or allowed it by law or other agreement shall be cumulative and not exclusive the one of any other, and may be exercised by Employer from time to time.

         16. Severability. Every provision of this Note is intended to be severable; if any term or provision of this Note shall be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired.

                  17. Headings. The section headings in this Note are for convenience only and are not intended to affect the construction of the provisions of this Note.

                  Principal Amount of Loan:  $8,560,000

                  Social Security Number of Executive: ###-##-####


WITNESS                                     Executive



By:  /s/ Andrew Hulsh                       /s/ Patricio E. Northland
   ---------------------------              ---------------------------------
Name: Andrew Hulsh                          Patricio E. Northland


October 31, 1999                            October 31, 1999
---------------------                       ---------------------
Date                                        Date

                                                                         ANNEX B

                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT (this "Security Agreement") dated as of October 31, 1999, is made and entered into by and between Patricio E. Northland, an individual (the "Pledgor"), and FirstCom Corporation, a Texas corporation (the "Company").

                                    RECITALS


         WHEREAS, pursuant to the Agreement and Plan of Merger, dated as of November 1, 1999, among AT&T Corp., a New York corporation, Kiri Inc., a Delaware corporation, Frantis, Inc., a Delaware corporation, and the Company (the "Merger Agreement"), the parties thereto have agreed to enter into the business combination transaction described therein; and

         WHEREAS, the Pledgor has served as Chairman of the Board of Directors, Chief Executive Officer and President of the Company pursuant to the Executive Employment and Severance Agreement, dated as of October 7, 1997, between the Company and the Pledgor (the "Employment Agreement"); and

         WHEREAS, the parties to the Merger Agreement desire that, following the "Effective Time" (as defined in the Merger Agreement) the Pledgor serve as the Chief Executive Officer and President of Kiri Inc., and the Pledgor desires to so serve, in each case upon the terms and conditions set forth in the Employment Agreement among the Company, Kiri Inc, and the Pledgor to be entered into pursuant to the Merger Agreement (the "Successor Employment Agreement"); and

         WHEREAS, the Company has made a loan to the Pledgor (the "Loan") and Pledgor has this day delivered a promissory note (the "Note") to the Company to evidence the Loan, and the payment of principal and interest on the Note is to be secured pursuant to the terms of this Security Agreement; and

         WHEREAS, the Pledgor wishes to grant security and assurance to the Company in order to secure the payment of the Note, and to that effect the Pledgor wishes to pledge to the Company certain collateral.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. All capitalized terms used in this Security Agreement and not otherwise defined shall have the meanings given to them in the Employment Agreement prior to the Merger (as defined in the Merger Agreement), and shall have the meanings given in the Successor Employment Agreement thereafter.

         2. Pledge of Security. Pledgor hereby pledges and assigns to the Company, and hereby grants to the Company a security interest in, all of the Pledgor's right, title and interest in and to the net number of shares of the Company's common stock (after the payment of any associated tax liability) acquired by the Pledgor pursuant to the Restricted Stock Purchase Agreement, dated as of the date hereof, between the Pledgor and the Company and the certificates representing such shares, and all dividends, cash, instruments, chattel paper and other rights, property, products or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares (the "Pledged Collateral").

         3. Security for Obligations. This Security Agreement secures, and all of the Pledged Collateral is collateral security for, the prompt payment or performance in full when due, of all obligations of every nature of the Pledgor under the Note (including, without limitation, interest that but for the filing of a petition in bankruptcy with respect to the Pledgor, would accrue on such obligations), and all obligations of every nature of the Pledgor now or hereafter existing under this Security Agreement.

         4. Delivery of Pledged Collateral. Concurrently with the execution hereof, and from time to time thereafter, promptly upon the Pledgor's receipt thereof or upon the request of the Company, the Pledgor shall deliver all certificates or instruments representing or evidencing the Pledged Collateral to the Company to be held by the Company. All such certificates or instruments shall be in suitable form for transfer by delivery, or shall be delivered with duly executed instruments of transfer or assignment in blank, and accompanied by a proxy, all in form and substance satisfactory to the Company.

         5. Representations, Warranties and Covenants. The Pledgor hereby represents, warrants and/or covenants as follows:

                  (a) This Security Agreement is the legally valid and binding obligation of the Pledgor, enforceable against him in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally.

                  (b) The Pledgor's place of residence is Miami, Florida.

         6. Administration of Security. The following provisions shall govern the administration of the Pledged Collateral:

                  (a) Until the Pledgor has fully paid all outstanding principal and other amounts accruing under the Note, (i) the Company shall apply all dividends payable to the Pledgor with respect to all Pledged Collateral held by the Pledgor first to accrued interest, then to other amounts owing and then to principal under the Note, and (ii) the Pledgor shall apply all proceeds of the sale of any or all of the Pledged Collateral as prescribed in Section 6 of the Note.

                  (b) The Company will work in good faith with the Pledgor to the Pledged Collateral if and to the extent that the Pledgor proposes to sell or otherwise dispose of such Pledged Collateral in a manner that will facilitate such proposed sale or other disposition while protecting the legitimate interests of the Company.

                  (c) The Pledgor shall immediately upon request by the Company and in confirmation of the security interests hereby created, execute and deliver to the Company such further instruments, deeds, transfers, assurances and agreements, in form and substance as the Company requests, including any financing statement and amendments thereto, or any other documents, as required under New York law and any other applicable law to protect the security interests created hereunder.

         7. Events of Default. The occurrence of any of the following events will constitute an "Event of Default":

                  (a) Failure of the Pledgor to pay any principal, interest or other amount due under the Note when due, whether at stated maturity, by acceleration, demand or otherwise; or

                  (b) Failure of the Pledgor to perform or observe any term, covenant or agreement as required pursuant to this Security Agreement or the Note; or

                  (c) Death of the Pledgor; or

                  (d) A court having jurisdiction enters a decree or order for relief in respect of the Pledgor in an involuntary case under the United States Code entitled "Bankruptcy" (as now and hereinafter in effect, or any successor thereto, the "Bankruptcy Code") or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief is granted under any applicable federal or state law; or an involuntary case is commenced against the Pledgor under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or a decree or order of a court having jurisdiction for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Pledgor or over all or a substantial part of his property is entered; or the involuntary appointment of an interim receiver, trustee or other custodian of the Pledgor for all or a substantial part of his property occurs; or a warrant of attachment, execution or similar process is issued against any substantial part of the property of the Pledgor, and, in the case of any event described in this clause (d), such event continues for 60 days unless dismissed, bonded or discharged; or

                  (e) An order for relief is entered with respect to the Pledgor, or the Pledgor commences a voluntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or consents to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of his property; or the Pledgor makes an assignment for the benefit of creditors; or the Pledgor is unable or fails, or admits in writing his inability, to pay his debts as such debts become due.

                  8. Remedies in Case of an Event of Default.

                  (a) If an Event of Default occurs and is continuing, the Company shall have all of the remedies of a secured party under New York law, and, without limiting the foregoing, shall have the right, subject to any necessary regulatory approvals, to sell, assign and deliver the whole or, from time to time, any part of the Pledged Collateral, or any interest in any part thereof. Notwithstanding the foregoing, the Company may elect to retain such shares rather than selling them to a third party, in which case the Company shall be deemed to have purchased such shares for a per share price equal to the closing price of a share of such Common Stock, as reported on the national exchange market on which such Common Stock is traded, on the date the related Event of Default occurs (the "Default Date Value"), or if the Company sells such shares to a third party, the per share proceeds of any such sale shall be deemed, for purposes of this Security Agreement, to be equal to the greater of the net sale proceeds per share and the Default Date Value.

                  (b) Neither failure nor delay on the part of the Company to exercise any right, remedy, power or privilege provided for herein or by statute or at law or in equity shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

         9. Termination of Security Interest. The Company agrees that the security interests and all other rights granted to the Company hereunder with respect to the Pledged Collateral shall terminate promptly (i) upon the full and complete satisfaction of all of the Pledgor's obligations under the Note, and
(ii) upon the sale of the Pledged Collateral, provided that the Pledgor makes arrangements reasonably satisfactory to the Company to apply the net after tax proceeds of any such sale to repay the Loan to the extent prescribed in the Note.

         10. Assignments and Transfers. Except as explicitly permitted pursuant to the terms of this Security Agreement, the Pledgor will not sell, assign, transfer or otherwise dispose of, or grant any option with respect to, or mortgage, pledge or otherwise encumber the Pledged Collateral or any interest therein.

         11. Compliance with Regulations G, T, U and X. The Pledgor and the Company hereby agree that no part of the proceeds of the Loan will be used by the Pledgor to purchase or carry any margin stock within the meaning of Regulations G, T, U and X of the Board of Governors of the Federal Reserve System. The Pledgor has not taken and will not knowingly take any action that would cause this Security Agreement or the Note to violate any regulation of the Board of Governors of the Federal Reserve System or to violate the Securities Exchange Act of 1934, in each case as in effect now or as the same may hereinafter be in effect.

         12. Attorney-in-Fact. The Company or its successors are hereby appointed the attorney-in-fact of the Pledgor for the purpose of carrying out the provisions of this Security Agreement and taking any action and executing any instrument that the Company reasonably may deem necessary or advisable to accomplish the purposes hereof at any time after the occurrence of an Event of Default. This appointment as attorney-in-fact is irrevocable and coupled with an interest.

         13. Expenses. The Pledgor shall pay to the Company upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Company may incur in connection with (i) the exercise or enforcement of any of the rights of the Company hereunder, or (ii) the failure by the Pledgor to perform or observe any of the provisions hereof.

         14. Notices. All notices or other communications required or permitted to be given hereunder shall be delivered in the same manner as set forth in the Employment Agreement prior to the Merger or Successor Employment Agreement thereafter.

         15. Reasonable Care. The Company shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Company accords its own property. Except to the extent required by law, the Company shall have no responsibility for (i) asserting or taking action with respect to calls, conversion, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Company has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to the Pledged Collateral.

         16. Miscellaneous.

                  (a) The provisions of this Security Agreement shall inure to the benefit of the successors and assigns of the Company. The Pledgor shall not assign or transfer any of his benefits or obligations arising under this Security Agreement.

                  (b) If any provision of this Security Agreement is held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the parties shall negotiate in good faith to replace that provision with a new, valid and enforceable provision reflecting the same allocation of burdens and benefits as the stricken provision.

                  (c) This Security Agreement embodies the complete agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or between the parties, written or oral, that may have related to the subject matter hereof in any way.

                  (d) The headings in this Security Agreement are for convenience only and shall not affect the construction hereof.

                  (e) The Pledgor and the Company agree that there shall be no interpretation of the terms of this Security Agreement against the Company because the Company drafted this Security Agreement.

                  (f) THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                  (g) This Security Agreement may be amended only in a writing designated as an amendment and signed by the Pledgor and the Company.

         IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed and delivered as of the date first above written.



                                             /s/ Patricio Northland
                                            --------------------------------
                                             PATRICIO E. NORTHLAND




                                            FIRSTCOM CORPORATION



                                            By: /s/ Douglas G. Geib II
                                               --------------------------------

                                            Title:  CFO
                                                  -----------------------------